EXHIBIT 10.1


                              PROGINET CORPORATION

                    S U B S C R I P T I O N   A G R E E M E N T

PROGINET CORPORATION
200 Garden City Plaza
Garden City, NY  11530
Attn:  Kevin Kelly, CEO
Dear Sir/Madam:

1. SUBSCRIPTION. The undersigned (the "Subscriber") hereby irrevocably applies to Proginet Corporation (the "Company") to purchase $_______ worth of shares of Common Stock, $.001 par value per share (the "Securities") at a purchase price of $.90 per share, in accordance with the terms of this Subscription Agreement.

      The  undersigned has enclosed its check payable to the Company in the full
      amount  listed  below,   or  has  wired  said  amount   pursuant  to  wire
      instructions separately provided.

         ---------------------- ------------------ -----------------------
         Number of Shares       Price Per Share    Amount of Payment
         ---------------------- ------------------ -----------------------
                                $.90               $
         ---------------------- ------------------ -----------------------


      The  undersigned   understands   that  before  his  subscription  for  the
      Securities will be accepted, he must have completed, executed, and returned to the Company this SUBSCRIPTION AGREEMENT and the CONFIDENTIAL PROSPECTIVE PURCHASER QUESTIONNAIRE attached to this Subscription Agreement.

2. ACCEPTANCE BY COMPANY. The funds tendered with this subscription will be held by the Company until the subscription is accepted. Upon acceptance, the Company will return to the undersigned a fully executed and accepted Subscription Agreement along with a certificate for the number of shares of Common Stock subscribed for. If this subscription is rejected by the Company, all funds and documents tendered by the undersigned shall be promptly returned, without deduction or interest.

3. DESCRIPTION OF THE OFFERING. The Company is offering (the "Offering") shares of its Common Stock to the undersigned. The Offering is being made pursuant to an exemption available under the Securities Act of 1933, as amended (the "Act"), specifically Rule 506 promulgated under Regulation D, and under certain other laws, including the securities laws of certain states. The Offering is being made to an Accredited Investor in the United States, as such term is defined under Rule 501(a) of Regulation D, as promulgated under the Act.

4. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The undersigned acknowledges that the Company will rely on the information and on the representations set forth herein, and the undersigned hereby represents, warrants and agrees that:

      (a) The undersigned has received these Subscription Documents, and acknowledges the general availability for review of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2004, and all other reports filed by the Company with the United States Securities and Exchange Commission (the "Commission), and the exhibits thereto (together with the Subscription Documents, the "Offering Documents"). The undersigned has carefully read and understands the Offering Documents and the information contained in those documents concerning the Company and this Offering. The undersigned has relied only on the information about the Company contained in these documents and his own investigation in making his subscription. The undersigned understands that the Common Stock will be issued with the rights and subject to the conditions described in the Subscription Documents.

      (b) The undersigned recognizes that even after the completion of the Offering, the Company may require additional financing in the future to accomplish its business objectives. The undersigned acknowledges that the Company will have the sole discretion in the use of the proceeds from the Offering, including without limitation, for general working capital or acquisitions, and that the Company is not obligated to use such proceeds for any specific purpose. The undersigned acknowledges that it has been advised by the Company that some or all of the proceeds from the Offering may be used in connection with a proposed acquisition. The undersigned further acknowledges that it has been advised by the Company of the proposed material terms of such acquisition.

      (c) The undersigned acknowledges that the Securities being sold and purchased hereby have not been registered under the Act or the securities laws of any state, and represents and warrants that such Securities are being purchased by the undersigned for investment purposes and not with a view to distribution or resale, nor with the intention of sale, transfer or other disposition, in whole or any part for any particular price, or at any particular time, or upon the happening of any particular event or circumstance. The undersigned agrees to hold the Securities indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available, and the Company will require an opinion of counsel that registration is not required under the Act or applicable state securities laws. Certificates to be issued will bear a legend indicating that the Securities have not been so registered, as described in Paragraph 8.

      (d) The undersigned is an "Accredited Investor", as that term is defined under Section 501(a) of Regulation D under the Act.

      (e) The undersigned has not received any general solicitation or general advertising regarding the purchase of the Securities.

      (f) The undersigned has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risks of purchasing the Securities as well as substantial experience in previous private and public purchases of securities.

      (g) The undersigned understands that an investment in the Company involves significant risk. The undersigned does not require the funds being used to purchase the Securities for its liquidity or other needs, possesses the ability to bear the economic risk of holding the Securities purchased hereunder indefinitely and can afford a complete loss of its investment in the Securities.

      (h) During the transaction and prior to purchase, the undersigned has had full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of the Offering Documents, the Offering and the transactions contemplated hereby, as well as the affairs of the Company and related matters. The undersigned acknowledges that the Company has made available to the undersigned all documents defining the rights of securities holders. The undersigned confirms that it does not desire to receive any further information.

      (i) The undersigned understands that the purchase price of the Securities being purchased hereby has been arbitrarily determined and does not necessarily bear any relationship to investment criteria such as projected earnings, discounted cash flow, book value or other measures of value.

      (j) The undersigned understands that this Subscription Agreement is subject to the Company's acceptance and may be rejected by the Company at any time in its sole discretion in whole or any part prior to return to the undersigned by the Company of this agreement, executed by the Company, along with certificates representing the Securities issued with respect to the undersigned's subscription. The Company reserves the right to withdraw the Offering at any time.

      (k) The undersigned acknowledges that it is not entitled to cancel, terminate, or revoke this subscription before or after acceptance by the Company.

      (l) The undersigned understands that the Subscription Documents have not been filed with or reviewed by the Commission nor the securities department of any state because of the private or limited nature of this Offering as defined by applicable laws, and that the Securities offered hereunder have not been registered with the Commission under the Act nor with the securities department of any state in reliance upon an exemption therefrom for non-public offerings.

      (m) The undersigned is a bona fide resident of the state or country set forth as his "address" below and further represents that (a) if a corporation, partnership, trust or other form of business organization, it has a principal office within such state; and (b) if an individual, he has his principal residence in such state.

      (n) All information provided by the undersigned in the Confidential Prospective Purchaser Questionnaire which accompanies this Subscription Agreement is true and accurate in all respects, and the undersigned acknowledges that the Company will be relying on such information to its possible detriment in deciding whether the Company can sell these securities to the undersigned without giving rise to the loss of an exemption from registration under the applicable securities laws.

      (o) The undersigned represents that there is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Securities or any part thereof, and the undersigned has no present plans to enter into such contract, undertaking, agreement or arrangement and will neither directly or indirectly seek to assign, transfer or sell the same in any way inconsistent with the legend which is being placed on the certificates representing the Securities or the provisions of this Subscription Agreement.

      (p) The undersigned will not engage in any transaction with respect to securities of the Company at any time if at the time of such transaction the undersigned is aware of any material non-public information relating to the Company or its securities.

5.    SPECIAL REPRESENTATIONS BY INSTITUTIONAL SUBSCRIBERS.

                  (a)   If the subscriber is a TRUST:

            (i) The undersigned hereby represents, warrants and covenants that the trust listed below (the "Trust") is duly organized and existing and itself has all the requisite authority to purchase the Securities.

            (ii) The undersigned has been duly authorized by all requisite action on the part of the Trust to act on its behalf in making such purchase including the execution of this Subscription Agreement.

            (iii) The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to the Trust.

                  (b)   If the subscriber is a CORPORATION:

                  (i) The undersigned hereby represents, warrants and covenants that the corporation listed below (the "Corporation") is duly organized and existing and itself has all the requisite authority to purchase the Securities.

                  (ii) The undersigned has been duly authorized by all requisite action on the part of the Corporation to act on its behalf in making such purchase including the execution of this Subscription Agreement.

                  (iii) The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to the Corporation.

      (c)   If the subscriber is a PARTNERSHIP or a LIMITED LIABILITY COMPANY:

(i) The undersigned hereby represents, warrants and covenants that the entity (the "Purchasing Entity") is duly organized and existing and itself has all requisite authority to acquire the Securities.

(ii) The undersigned has been duly authorized by the Purchasing Entity to acquire the Securities and to execute all documents, including this Subscription Agreement, in that regard.

            (iii) The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to the Purchasing Entity.

6.    REPRESENTATION AND WARRANTIES OF THE COMPANY.

      (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing (or has applied for authority to transact business) in each jurisdiction in which the nature of its business or the ownership of its properties makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the operations or condition (financial or other) of the Company. The Company has the corporate power and authority to own and hold its properties and to carry on its business as currently conducted, to execute, deliver and perform this Agreement, and to issue, sell, and deliver the Securities.

      (b) The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, and the issuance, sale and delivery of the Securities have been authorized by all requisite corporate action and will not violate any provision of law applicable to the Company, any order of any court or other agency of government applicable to the Company, the Certificate of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

      (c) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The Securities have been duly authorized for issuance by the Company and, when issued, sold and delivered to the Subscriber pursuant to the terms of this Agreement, will be validly issued and outstanding, fully paid and non-assessable.

      (d) The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $.001 par value per share, of which, prior to the Offering, [13,373,054] shares are validly issued and outstanding, fully paid and non-assessable, and [2,500,000] shares are reserved for issuance pursuant to the Company's stock option plans. Other than (A) outstanding warrants to purchase [200,000] shares of Common Stock, and (B) outstanding stock options to purchase [1,771,500] shares of Common Stock, no other subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock from the Company is authorized or outstanding, there is no commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets, and the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

      (e) Assuming the accuracy of the representations of each Subscriber in the Offering in Section 4 and/or 5, no registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for (i) the valid execution, delivery and performance of this Agreement or (ii) the issuance and delivery of the Securities.

      (f) Assuming the accuracy of the representations and warranties of each Subscriber in the Offering set forth in Section 4 and/or 5 hereof, neither the Company nor any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Securities to the registration provisions of the Securities Act of 1933, as amended (the "Securities Act").

      (g) There is no action, suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign.

      (h) The Company does not have any contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

7.    REGISTRATION RIGHTS:

      (a) Defined Terms. Each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

            (i)  Registerable  Securities.  The term  "Registerable  Securities"
      shall mean the Securities and any other securities received in connection with any stock split, stock dividend, merger, reorganization, recapitalization, reclassification or other distribution payable or issuable upon such Securities. For the purposes of this Agreement, securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act, covering such Registerable Securities has been declared effective by the Securities and Exchange Commission (the "Commission")
      and such  registration  statement  has been  continuously  effective for a period of [NINE (9)] months, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, but not limited to, Rules 144 and 145 promulgated under the Securities Act, or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer.

            (ii) Rightsholders. The term "Rightsholders" shall include the undersigned, all successors and assigns of the undersigned, and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights and obligations of the transferor Rightsholder under this Subscription Agreement with respect to the transferred Registerable Securities.

            (iii) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Subscription Agreement shall refer to this Agreement as a whole and not to any particular provision of this Subscription Agreement, and subsection, paragraph, clause, schedule and exhibit references are to this Subscription Agreement unless otherwise specified.

      (b)   Registration Rights.

            (i) The Company shall use its best efforts to file with the Securities and Exchange Commission, no later than February 28, 2005, [THE "FILING DATE"] a registration statement registering for resale all of the Registerable Securities held by each Rightsholder; provided that such Rightsholder complete, sign and return a questionnaire (a "Selling Securityholder Questionnaire") providing information concerning such Rightsholder and such Rightsholder's equity ownership of the Company and no later than ten days prior to the filing of such registration statement the applicable Closing Date. The Company shall provide the Selling
      Securityholder Questionnaire to each Rightsholder in a timely and reasonable manner.

            (ii) If:  (i) a  Registration  Statement  is not filed on the Filing
      Date or (ii) a Registration Statement filed or required to be filed hereunder is not declared effective by the SEC on or before 90 days after the Filing Date (any such failure being referred to as an "Event", and the date on which such Event occurs being referred to as "Event Date"), then in addition to any other rights the undersigned may have hereunder or under applicable law, then, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the earlier of the applicable Event being cured and the Registrable Securities being eligible to be sold under Rule 144(k) under the Act, the Company shall pay equal to 1% of the aggregate purchase price paid by the undersigned for any Registrable Securities then held by the undersigned. Notwithstanding anything to the foregoing, in no event shall the Company be required to make a partial liquidated damages payment for more than one Event during any 30-day period.

            (iii) For not more than 30 consecutive days, and for a total of not more than 60 days in any 12 month period, the Company may delay the disclosure of non-public information concerning the Company, by (i) postponing the filing of the registration statement, or (ii) suspending the use of any prospectus included in such registration statement which has been declared effective, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly
      (a) notify the Rightsholder in writing of the existence of (but in no event, without the prior written consent of a Rightsholder, shall the Company disclose to such Rightsholder any of the facts or circumstances regarding) non-public information giving rise to an Allowed Delay, and (b) advise the Rightsholder in writing to cease all sales under the registration statement until the end of the Allowed Delay. The
      Rightsholder hereby covenants that it will not sell any securities pursuant to said registration statement during the Allowed Delay. The deadline for filing the registration statement under Section 7(b)(i) above, shall be extended if such date falls during any Allowed Delay, until three (3) days after the Allowed Delay has expired.

      (c)   Registration Procedures.

            (i) Obligations of the Company. The Company will, in connection with the registration pursuant to Section 7(b)(i) hereof:

                  (a) Prepare and file with the Commission a shelf  registration
            statement   under  the  Securities  Act  on  Form  SB-2  or  on  any
            appropriate form chosen by the Company, in its sole discretion, which shall be available for the resale of all Registerable Securities, and use its commercially reasonable efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable; provided, that after such registration statement has become effective, the Company shall, as diligently as practicable, provide to each Rightsholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement;

                  (b) prepare and file with the Commission  such  amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to [NINE] months; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, during such [NINE]-month period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

                  (c) notify the Rightsholders whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing, (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (E) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (d) make  reasonable  efforts to obtain the  withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

                  (e) cooperate with the Rightsholder whose Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable
            Securities to be sold thereunder, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

                  (f) comply with all  applicable  rules and  regulations of the
            Commission;

            (ii)   Obligations  of   Rightsholders.   In  connection   with  any
      registration  of  Registerable  Securities of a  Rightsholder  pursuant to
      Section 7(b)(i) hereof:

                  (a) The  Company  may  require  that each  Rightsholder  whose
            Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing; and

                  (b) Each  Rightsholder,  upon  receipt of any notice  from the
            Company  of the  happening  of any  event of the kind
            described in clauses (B), (C), and (E) of Paragraph 7(c)(i)(c) hereof, shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (A) of Paragraph 7(c)(i)(c) hereof, or until such Rightsholder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this Paragraph 7(c)(ii) in a document executed by the Rightsholder.

      (d)   Indemnification; Contribution.

                  (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors, and its legal counsel, accountants, and underwriters, and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation to which they may be subject under the Securities Act or any other federal or any state securities laws, arising out of or based upon
            (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws relating to the Registration Statement, except to the extent based on misrepresentation of investors in the Offering.

                  (ii) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) any agent thereof, its legal counsel, accountants and underwriters, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation to which they may be subject under the Securities Act or any other federal or any state securities laws, arising out of or based upon
            (i) any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements contained in any registration statement, prospectus, or preliminary prospectus (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company by such Rightsholder or its representative expressly for use therein or (ii) any violation or alleged violation by such Rightsholder of the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws relating to the Registration Statement.

                  (iii) Conduct of Indemnification  Proceedings.  Promptly after receipt by an indemnified party under this Section 7(d) of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (i) hereunder, unless the indemnifying party is actually prejudiced thereby, or (ii) otherwise than under this Section 7(d). In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, which firm shall be designated in writing by the indemnified party).

                  (iv) Contribution. If the indemnification provided for in this
            Section 7(d) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Section 7(d), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The  parties  hereto  agree  that it  would  not be  just  and equitable if contribution pursuant to this Paragraph 7(d)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (i) and (ii) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (v)  Limitation.  Anything to the  contrary  contained in this
            Section 7(d) notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

                  (vi) Survival. The obligations of the Company and the Rightsholders under this Section 7(d) shall survive the completion of any offering of Registerable Securities in a registration statement under this Agreement.

      8. LEGEND ON STOCK CERTIFICATES. Each certificate for shares held by a purchaser shall bear one of the following legends, and each purchaser and each transferee agrees to deliver its share certificates to the Company for inscription of such legend thereon, and to abide by the restrictions set forth herein as evidenced by such legend:

            "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT"), AND EACH HOLDER AGREES NOT TO TRANSFER THE SECURITIES REPRESENTED THEREBY, UNLESS IT HAS RECEIVED AN OPINION OF COUNSEL THAT AN EXEMPTION UNDER THE ACT EXISTS TO PERMIT SAME, OR THAT THE TRANSFER OF THE SECURITIES IS REGISTERED UNDER THE ACT."

      9. TRANSFERABILITY OF SUBSCRIPTIONS. This Subscription Agreement is not transferable or assignable by the undersigned.

      10.  CONFIDENTIALITY;   NON-DISCLOSURE.   The  terms  of  Confidentiality;
Non-Disclosure are attached herein.

      11. CONSTRUCTION. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, other than those laws which would defer to the substantive laws of another jurisdiction. This instrument contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein. The parties consent to the exclusive jurisdiction of the federal and state courts of the State of New York, in New York County, to adjudicate any dispute arising hereunder. Neither this Subscription Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

      12. INDEMNIFICATION. The undersigned agrees to indemnify and hold harmless the Company and any of its respective officers, directors, employees, agents, attorneys and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any breach of any of the representations and warranties made by the undersigned herein or in connection with the Company, or in any document provided by the undersigned to the Company.

      13. ENTIRE AGREEMENT. This agreement constitutes the entire agreement between Company and Subscriber relating to the subject matter hereof and thereof and supersedes any prior oral or written understanding between Subscriber and the Company.

                            [SIGNATURES ON NEXT PAGE]

WITNESS the execution hereof on this ____of __________, 2004. [SUBSCRIBER PLEASE DATE].

        ENTITY SUBSCRIBERS                            INDIVIDUAL SUBSCRIBERS
           SIGN HERE:                                       SIGN HERE:


-----------------------------------------  -------------------------------------
Print Name of Subscriber                   Print Name of Subscriber

By:
   --------------------------------------  -------------------------------------
      Signature of Authorized Signatory    Signature



-----------------------------------------  -------------------------------------
Print Name and Title of Person Signing     Signature of Joint Subscriber, if any



----------------------------------------   -------------------------------------
Taxpayer Identification Number             Social Security Number (if joint
                                           subscribers, list and identify
                                           Number of each)



Mailing Address:                           Residence Address (No Post Office
                                           Box)



----------------------------------------   -------------------------------------




----------------------------------------   -------------------------------------


Telephone Number:                          Telephone Number:
                 -----------------------                    --------------------

                        CUSTODIAL SUBSCRIBERS SIGN HERE:



----------------------------------------     -----------------------------------
Print Name of Minor Subscriber               Social Security Number of Minor



----------------------------------------     -----------------------------------
Name of Custodian, as Custodian Under        Social Security Number of Custodian

Uniform Gifts or Transfers to Minors Act


----------------------------------------

Signature of Custodian
Residence Address of Minor Subscriber        Residence Address of Custodian

----------------------------------------     -----------------------------------


----------------------------------------     -----------------------------------


Telephone Number:                            Telephone Number:
                 ----------------------                       ------------------

                                    * * * * *

Total Purchase Price: $______________________

Payment Enclosed: $________________________

Form of Ownership (Check One):

                     Individual
                     Tenants-in-Common
                     Joint tenants with right of survivorship (each must sign) Community Property*
                     In Partnership
                     As custodian, trustee or agent for _____________________ Corporation
                     Limited Liability Company

* If the Subscriber is a resident of a community property state the subscription should indicate whether the Securities will be owned as separate or community property and are to be registered jointly in the name of more than one person, the nature of the joint ownership should be indicated (i.e., tenants in common, joint tenants with right of survivorship, tenants by the entirety, or other designation as may be permitted by law of the Subscriber's domicile).

                     TO BE COMPLETED BY THE COMPANY

The foregoing subscription is hereby accepted by Proginet Corporation this day of 200_ for shares of Common Stock. Proginet Corporation, by its execution hereof, hereby confirms its agreement to be bound by the provisions of this Agreement.

                                    * * * * *

                                             PROGINET CORPORATION

                                             By:
                                                --------------------------------
                                                NAME:
                                                TITLE:

CONFIDENTIALITY; AND NON-DISCLOSURE

           Subject to the terms and conditions set forth herein, Proginet Corporation (the "Company") is prepared to furnish you with certain information which is either confidential, proprietary or otherwise not generally available to the public to assist you in evaluating whether to conduct a purchase of stock or assets, a merger or other acquisition or investment involving the Company (the "Proposed Transaction").

           In consideration of, and as a condition to, our furnishing such information to you, you hereby agree as follows:

1. Nondisclosure of Confidential Information. (a) The Confidential Information (as defined in Section 4) will not be used by you other than in connection with the Proposed Transaction, and will be kept confidential by you, and may be disclosed by you, subject to the requirements of subsection (b) below, to your officers, directors, employees, controlling stockholders, advisors, agents and other ~epresenttatives who are on a need-to-know basis (collectively, "Representatives").


         (b) You may disclose the Confidential Information to your Representatives only if (i) such Representatives reasonably need to know the Confidential Information in connection with the Proposed Transaction, and (ii) such Representatives are informed by you of the confidential nature of the Confidential Information and directed by you to treat the Confidential
Information confidentially and not to use it other than for the purpose described above. In all events, you agree to be fully responsible for any breach of this Agreement by any of your Representatives. You will not disclose the Confidential Information to any person other than as permitted hereby and you will use your best efforts to safeguard the Confidential Information from unauthorized disclosure. The term "person" as used in this Agreement shall be broadly interpreted to include, without limitation, any corporation, company, partnership, joint venture, trust or other entity or individual.

2. Nondisclosure of Discussions. Without our prior written consent, you will not, and will direct your Representatives not to, disclose to any person the fact that the Confidential Information has been made available or that you have inspected any portion of the Confidential Information or that discussions with respect to the Proposed Transaction are taking place or other facts with respect to such discussions, including the status thereof except as may be required by law or regulation.


3. Notice Preceding Compelled Disclosure. In the event that you or any of your Representatives are requested or required (by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, you will promptly notify us of such request or requirement so that we may seek an appropriate protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of such a protective order or other remedy or the receipt of a written waiver hereunder, you or your Representatives are compelled to disclose the Confidential Information, you may disclose only such of the Confidential Information to the party compelling disclosure as is required by law. You shall not be liable for the disclosure of Confidential Information pursuant to the preceding sentence unless such disclosure was caused by or resulted from a previous disclosure not permitted by this Agreement. You will exercise your best efforts to assist us, at our sole cost and expense, in obtaining a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.


4. Definition of "Confidential Information". As used herein, "Confidential Information" means all information that is furnished to you or your Representatives by us which concerns us (or any of our subsidiaries or affiliates), and which is either confidential, proprietary or otherwise not generally available to the public. Any information furnished to you or your Representatives by any of our directors, officers, employees or representatives shall be deemed, for this purpose, to have been furnished by us. Notwithstanding the foregoing, the following will not constitute Confidential Information for purposes of this Agreement: (a) information which is or becomes generally available to the public other than as a result of its disclosure by you or your Representatives, (b) information which was already known by you on a non-confidential basis prior to being furnished to you, or (c) information which becomes available to you on a non-confidential basis from a source other than us if such source is not subject to any prohibition against transmitting the information.


5. Return of Information. The written Confidential Information will be returned immediately to us upon our request, and no copies shall be retained by you or any of your Representatives. In the event that the Proposed Transaction is not consummated, you will promptly destroy all documents, memoranda, notes and other writings (including any thereof that are stored on electronic media) prepared by you or your Representatives based on the Confidential Information and, at our request, certify the same in writing to us. Oral Confidential Information will be held by you and each of your Representatives and kept subject to the terms of this Agreement.

6. No Warranty of Accuracy. We will endeavor to include in the information furnished hereunder, materials that we believe to be reliable and relevant for the purpose of your evaluation, but you acknowledge that neither we nor any of our Representatives make any representation or warranty as to the accuracy or completeness of any information which is so provided. As part of the formal documentation of any transaction, representations and warranties may be required in respect of certain matters referred to in information furnished to you. You agree that, except as contemplated by the preceding sentence, neither we nor our Representatives shall have any liability to you or your Representatives resulting from the use of such information. For the purposes of this
         Section 6, "information" is deemed to include all information furnished to you by us or our Representatives, whether or not Confidential Information.


7. Non-Solicitation. You acknowledge that in providing the Confidential Information to you, we will be providing you with significant knowledge concerning the Company's business and business plans that would not otherwise be available to you and that would permit you to hire, employ, retain, solicit, enlist or exploit the employees of the Company, all to the detriment of the Company. You agree that neither you nor any of your representatives, affiliates, agents or independent contractors shall at any time use any of the Confidential Information (or any of the data contained therein) for any purpose (including without limitation to compete or assist anyone else in competing in any way with the Company or in the business of the Company), other than your evaluation of the Proposed Transaction. You therefore agree that, in consideration for the Company providing such information to you, from the date of this Agreement set forth above until the earlier of
         (x) the date that is one (1) year  after  such date or (y) the date (if any) that you (or one or more of your subsidiary or affiliated companies formed for that purpose) enter into a definitive agreement with the Company relating to the Proposed Transaction, you will not directly or indirectly, as an owner, partner, joint venturer, shareholder, director, employee, agent, consultant, advisor, officer, broker, member, manager or otherwise, employ as an employee, engage as an independent contractor or otherwise employ, hire, engage, retain, solicit or exploit (or seek to so employ, hire, engage, retain, solicit or exploit) any person who is an employee of the Company.


8. Modification of Limitations. You acknowledge and agree that the time limitation set forth in Section 7 above is reasonable and is properly required for the protection of the Company. In the event that such limitation is deemed to be unreasonable by a court of competent jurisdiction, the Company and you agree, and the Company and you submit, to the reduction of such limitation as such court shall deem reasonable under the circumstances.

9. Other Agreements. You acknowledge and agree that (a) your material breach of the requirements of this Section 7 would cause irreparable harm to the Company, (b) your obligations set forth in such section shall apply for such entire one-year period, whether or not any agreement for a Proposed Transaction is executed or any Proposed Transaction is consummated and (c) your representations, warranties and covenants set forth in this Agreement shall be enforceable by any or all of the Company and/or its subsidiaries or other affiliated companies.

10. No Waiver. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

11. Remedies. You acknowledge and agree that money damages would not be sufficient remedy for any breach of this Agreement by you and that we shall be entitled to specific performance and injunctive relief as remedies for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement, but shall be in addition to all other remedies available to us at law or in equity. In the event that we deem it necessary to pursue any proceedings in a court of competent jurisdiction to enforce the provisions of this Agreement and prevail in such proceedings, we shall be entitled to recover from you, and you shall be liable to us for, our costs and expenses incurred in connection therewith, including, without limitation, our reasonable attorneys' fees and disbursements.

12. Governing Law, Etc. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts or choice of law. You hereby consent and agree that the Supreme Court of the State of New York for the County of New York and the United States District Court for the Southern District of New York each shall have personal jurisdiction and proper venue with respect to any dispute between the parties hereunder; provided, however, that the foregoing consent shall not deprive us of the right in our discretion to voluntarily commence or participate in any action, suit or proceeding in any other court having jurisdiction and venue over you. In any dispute with us, you will not raise, and hereby expressly waive, any objection or defense to any such jurisdiction as an inconvenient forum. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof. This Agreement may be modified only in a writing signed by each of the parties hereto. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.


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